                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            Washington, D.C.  20549
                                 ____________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          AQUACELL TECHNOLOGIES, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                                  33-0750453
----------------------------------------               ----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

        10410 Trademark Street,                          91730
----------------------------------------               ----------
     Rancho Cucamonga, California                      (Zip Code)
-----------------------------------------
 (Address of principal executive offices)

 If this form relates to the                If this form relates to the
 registration of a class of securities      registration of a class of
 pursuant to Section 12(b) of the           securities pursuant to Section
 Exchange Act and is effective              12(g) of the Exchange Act and is
 pursuant to General Instruction            effective pursuant to General
 A.(c), please check the following          Instruction A.(d), please check
 box.  [X]                                  the following box.   [_]

Securities Act registration statement file number to which this form relates: 333-41826
         ---------
      (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                                              Name of each exchange on which
Title of each class to be so registered       each class is to be registered
---------------------------------------    ------------------------------------
             Common Stock                          American Stock Exchange
---------------------------------------    -------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
                             --------------------
                               (Title of Class)
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Item 1.    Description of Registrant's Securities to be Registered.

           This registration statement relates to the registration with the Securities and Exchange Commission of shares of common stock of the registrant. Reference is made to, and registrant hereby incorporates by this reference herein, the description set forth under the caption "Description of Capital Stock" of the prospectus included in the registrant's Registration Statement on Form SB-2 (Registration No. 333-41826) filed with the Commission under the Securities Act of 1933, as amended (the "Act"), on July 20, 2000 and as amended by Amendment No. 1 to Form SB-2 filed with the Commission under the Act on September 7, 2000 and as further amended by Amendment No. 2 to Form SB-2 filed with the Commission under the Act on September 29, 2000 (as amended, the "Registration Statement on Form SB-2").

Item 2.    Exhibits.

           The following documents are included as exhibits, as indicated, to registrant's Registration Statement on Form SB-2:
           1. Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the registrant's Registration Statement on Form SB-2)
           2. Bylaws, as amended (incorporated by reference to Exhibit 3.2 to the registrant's Registration Statement on Form SB-2)

                                   SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATED:  October 6, 2000                 AQUACELL TECHNOLOGIES, INC.
                              --------------------------------------------
                                              (Registrant)

                              By:  /s/ James C. Witham
                                 -----------------------------------------
                                       James C. Witham, Chairman and Chief
                                       Executive Officer


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